UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  December 26, 2003

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-2
                      (Issuer with respect to Certificates)

                      NOVASTAR MORTGAGE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                 333-102282-02               48-1195807
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

   8140 Ward Parkway, Suite 300
       Kansas City, Missouri                                       64114
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (816) 237-7000

                                      N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Novastar Mortgage Funding Trust, Series 2003-2. pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2003, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, Wachovia Bank, National Association, as custodian and JPMorgan Chase Bank, as trustee.

   On December 26, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 26, 2003 as Exhibit 99.1.

NOVASTAR MORTGAGE FUNDING CORPORATION
Novastar  Mortgage  Funding  Trust,  Series  2003-2
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 7, 2004

                              JPMORGAN CHASE BANK,

                              By: /s/   Jennifer McCourt
                                 -----------------------------
                                 Jennifer McCourt
                                 Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders

                                  Exhibit 99.1
                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-2
                        STATEMENT TO CERTIFICATEHOLDERS
                                 December 26, 2003

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                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1      1,000,000,000.00   954,062,460.50   15,613,031.42     1,169,687.20    16,782,718.62    0.00     0.00      938,449,429.08
A_2        320,000,000.00   297,387,116.48    8,199,440.77       373,561.59     8,573,002.36    0.00     0.00      289,187,675.71
M_1         63,750,000.00    63,750,000.00            0.00       102,586.59       102,586.59    0.00     0.00       63,750,000.00
M_2         52,500,000.00    52,500,000.00            0.00       134,212.24       134,212.24    0.00     0.00       52,500,000.00
M_3         15,000,000.00    15,000,000.00            0.00        43,513.02        43,513.02    0.00     0.00       15,000,000.00
B_1         15,000,000.00    15,000,000.00            0.00        55,138.02        55,138.02    0.00     0.00       15,000,000.00
B_2         15,000,000.00    15,000,000.00            0.00        64,179.69        64,179.69    0.00     0.00       15,000,000.00
O           18,750,001.00    18,750,001.24            0.00             0.00             0.00    0.00     0.01       18,750,001.25
P                  100.00           100.00            0.00       346,935.81       346,935.81    0.00     0.00              100.00
TOTALS   1,500,000,101.00 1,431,449,678.22   23,812,472.19     2,289,814.16    26,102,286.35    0.00     0.01    1,407,637,206.04

X_1      1,500,000,100.00 1,431,449,678.23            0.00     4,750,681.33     4,750,681.33    0.00     0.00    1,407,637,206.04
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
----------------------------------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING                 CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS  PASS-THROUGH RATE
----------------------------------------------------------------------------------------------------------------------------------
A_1      66987WAP2     954.06246050    15.61303142       1.16968720       16.78271862      938.44942908   A_1       1.423750 %
A_2      66987WAQ0     929.33473900    25.62325241       1.16737997       26.79063238      903.71148659   A_2       1.458750 %
M_1      66987WAR8   1,000.00000000     0.00000000       1.60920141        1.60920141    1,000.00000000   M_1       1.868750 %
M_2      66987WAS6   1,000.00000000     0.00000000       2.55642362        2.55642362    1,000.00000000   M_2       2.968750 %
M_3      66987WAT4   1,000.00000000     0.00000000       2.90086800        2.90086800    1,000.00000000   M_3       3.368750 %
B_1      66987WAU1   1,000.00000000     0.00000000       3.67586800        3.67586800    1,000.00000000   B_1       4.268750 %
B_2      66987WAV9   1,000.00000000     0.00000000       4.27864600        4.27864600    1,000.00000000   B_2       4.968750 %
O        66987XCN3   1,000.00001280     0.00000000       0.00000000        0.00000000    1,000.00001333   O         0.000000 %
P        66987XCL7   1,000.00000000     0.00000000 3,469,358.100000  3,469,358.100000    1,000.00000000   P         0.000000 %
TOTALS                 954.29972122    15.87498039       1.52654267       17.40152306      938.42474084

X_1      66987XCM5     954.29972187     0.00000000       3.16712068        3.16712068      938.42474147   X_1       3.854079 %
X_2      66987XCM5        .00000000     0.00000000       0.00000000        0.00000000        0.00000000   X_2       0.000000 %
----------------------------------------------------------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                              Elizabeth T. Smalls
              JPMorgan Chase Bank - Structured Finance Services NY
                       4 NY PLAZA FLR 6, ITS SFS NY ABS,
                            New York, New York 10004
                              Tel: (212) 623-5437
                       Email: ELIZABETH.SMALLS@CHASE.COM


                         REMIC Available Funds - Group I                                                   21,479,163.08
                         REMIC Available Funds - Group II                                                  10,049,625.57

Sec. 4.03(a)(i)          Distributions of Principal

                                                Class A-1                                                  15,613,031.42
                                                Class A-2                                                   8,199,440.77
                                                Class M-1                                                           0.00
                                                Class M-2                                                           0.00
                                                Class M-3                                                           0.00
                                                Class B-1                                                           0.00
                                                Class B-2                                                           0.00
                                                Class P                                                             0.00

Sec. 4.03(a)(ii)         Distributions of Interest

                                                Class A-1                                                   1,169,687.20
                                                Class A-2                                                     373,561.59
                                                Class M-1                                                     102,586.59
                                                Class M-2                                                     134,212.24
                                                Class M-3                                                      43,513.02
                                                Class B-1                                                      55,138.02
                                                Class B-2                                                      64,179.69
                                                Class I                                                       669,616.32
                                                Class P - Prepay Penalty                                      346,935.81
Sec. 4.03(a)(iii)        Pool Balances

                                                Group I Beginning Pool Balance                          1,090,424,032.32
                                                Group I Ending Pool Balance                             1,074,789,738.07
                                                Group II Beginning Pool Balance                           341,025,645.91
                                                Group II Ending Pool Balance                              332,847,467.97
                                                Total Beginning Pool Balance                            1,431,449,678.23
                                                Total Ending Pool Balance                               1,407,637,206.04

Sec. 4.03(a)(iv)         Mortgage Loan Information as of Determination Date

                                                Number of Mortgage Loans                                          10,019
                                                Aggregate Principal Balance of Mortgage Loans           1,407,637,206.04
                                                Beginning Weighted Average Mortgage Rate                        7.2531 %
                                                Number of Subsequent Mortgage Loans Added during Prepayment Period       0
                                                Balance of Subsequent Mortgage Loans Added during Prepayment Period   0.00
                                                Balance of Pre-Funding Account                                        0.00

Section 4.03(a)(v) A     Group I and Group II Loans Delinquent
                                                 Group 1
                                                                                          Principal
                                                 Period                Number               Balance              Percentage
                                                30-59 days                     14            1,568,379.19                  0.15 %
                                                60-89 days                     13            1,638,016.90                  0.15 %
                                                90+days                         5              805,456.56                  0.07 %
                                                Total                      32                4,011,852.65                  0.37 %

                                                 Group 2
                                                                                          Principal
                                                 Period                Number               Balance              Percentage
                                                30-59 days                      7              870,904.24                  0.26 %
                                                60-89 days                      3              552,880.30                  0.17 %
                                                90+days                         0                    0.00                  0.00 %
                                                 Total                         10            1,423,784.54                  0.43 %

Sec. 4.03 (a)(v) B       Group I and Group II Loans in foreclosure
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                          47            7,190,966.96                 0.67 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance               Percentage
                                                          13            2,420,259.02                 0.73 %

Sec. 4.03(a)(v) C        Group I and Group II Loans in REO
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           6              710,561.58                 0.07 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           2              131,364.00                 0.04 %
Sec. 4.03(a)(vi)         Principal Prepayments

                                                Group I Prepayments                                                 14,372,484.65
                                                Group II Prepayments                                                 7,831,725.96

Sec. 4.03 (a)(vii)       Realized Losses

                                                Group I Current Period Realized Losses                                  68,632.82
                                                Group I Recoveries of Prior Losses                                       6,882.21
                                                Group I Cumulative Realized Losses                                      68,357.46
                                                Group II Current Period Realized Losses                                      0.00
                                                Group II Recoveries of Prior Losses                                          0.00
                                                Group II Cumulative Realized Losses                                          0.00

Sec. 4.03 (a)(ix)        Unpaid Interest Shortfall Amounts

                                                Unpaid Interest Shortfall - A-1                                              0.00
                                                Unpaid Interest Shortfall - A-2                                              0.00
                                                Unpaid Interest Shortfall - M-1                                              0.00
                                                Unpaid Interest Shortfall - M-2                                              0.00
                                                Unpaid Interest Shortfall - M-3                                              0.00
                                                Unpaid Interest Shortfall - B-1                                              0.00
                                                Unpaid Interest Shortfall - B-2                                              0.00
                                                Unpaid Interest Shortfall - I                                                0.00

Sec. 4.03 (a)(x)         Prepayment Interest Shortfalls not covered by the Servicer                                          0.00

Sec. 4.03 (a)(xi)        Credit Enhancement Percentage                                                                    12.57 %

Sec. 4.03 (a)(xii)       Available Funds Cap Carryforward Amount

                                                Available Funds Cap Carryforward Amount Paid - A-1                           0.00
                                                Available Funds Cap Carryforward Amount Paid - A-2                           0.00
                                                Available Funds Cap Carryforward Amount Paid - M-1                           0.00
                                                Available Funds Cap Carryforward Amount Paid - M-2                           0.00
                                                Available Funds Cap Carryforward Amount Paid - M-3                           0.00
                                                Available Funds Cap Carryforward Amount Paid - B-1                           0.00
                                                Available Funds Cap Carryforward Amount Paid - B-2                           0.00
                                                Remaining Available Funds Cap Carryforward Amount - A-1                      0.00
                                                Remaining Available Funds Cap Carryforward Amount - A-2                      0.00
                                                Remaining Available Funds Cap Carryforward Amount - M-1                      0.00
                                                Remaining Available Funds Cap Carryforward Amount - M-2                      0.00
                                                Remaining Available Funds Cap Carryforward Amount - M-3                      0.00
                                                Remaining Available Funds Cap Carryforward Amount - B-1                      0.00
                                                Remaining Available Funds Cap Carryforward Amount - B-2                      0.00


Sec. 4.03 (a)(xiii)      REMIC Pass-Through Rates

                                                REMIC Pass-Through Rate - A-1                                            1.4238 %
                                                REMIC Pass-Through Rate - A-2                                            1.4588 %
                                                REMIC Pass-Through Rate - M-1                                            1.8688 %
                                                REMIC Pass-Through Rate - M-2                                            2.9688 %
                                                REMIC Pass-Through Rate - M-3                                            3.3688 %
                                                REMIC Pass-Through Rate - B-1                                            4.2688 %
                                                REMIC Pass-Through Rate - B-2                                            4.9688 %
                                                Next REMIC Pass-Through Rate - A-1                                       0.3050 %
                                                Next REMIC Pass-Through Rate - A-2                                       0.3400 %
                                                Next REMIC Pass-Through Rate - M-1                                       0.7500 %
                                                Next REMIC Pass-Through Rate - M-2                                       1.8500 %
                                                Next REMIC Pass-Through Rate - M-3                                       2.2500 %
                                                Next REMIC Pass-Through Rate - B-1                                       3.1500 %
                                                Next REMIC Pass-Through Rate - B-2                                       3.8500 %

Sec. 4.03 (a)(xiv)       Supplemental Interest payment

                                                Supplemental Interest payment - A-1                                          0.00
                                                Supplemental Interest payment - A-2                                          0.00
                                                Supplemental Interest payment - M-1                                          0.00
                                                Supplemental Interest payment - M-2                                          0.00
                                                Supplemental Interest payment - M-3                                          0.00
                                                Supplemental Interest payment - B-1                                          0.00
                                                Supplemental Interest payment - B-2                                          0.00

Sec. 4.03 (a)(xv)        Swap Notional Amount and the Underwritten Certificates Principal Balance

                                                Underwritten Certificates Principal Balance                      1,388,887,204.79
                                                Swap Notional Amount                                               850,000,000.00
                                                Difference                                                         538,887,204.79
                                                Funds paid to Swap Counterparty                                        669,616.32

Sec. 4.03 (a)(xvi)       Overcollateralization Amounts

                                                Required Overcollateralization Amount                               18,750,001.25
                                                Overcollateralization Amount                                        18,750,001.25

Sec. 4.03 (a)(xvi)       Excess Cashflow                                                                             4,812,431.93

